SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                                 August 13, 2002



                              THE COCA-COLA COMPANY
             (Exact name of Registrant as specified in its charter)



       Delaware             001-02217             58-0628465
   (State or other        (Commission           (IRS Employer
     jurisdiction         File Number)        Identification No.)
   of incorporation)



              One Coca-Cola Plaza
                Atlanta, Georgia                   30313
    (Address of principal executive offices)     (Zip Code)


Registrant's telephone number, including area code: (404)676-2121


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Item 9.  Regulation FD Disclosure

              Pursuant to Order No. 4-460 of the Securities and Exchange Commission (June 27, 2002) pursuant to Section 21(a)(1) of the Securities Exchange Act of 1934, as amended, Douglas N. Daft, Chairman of the Board of Directors and Chief Executive Officer of The Coca-Cola Company and Gary P. Fayard, Senior Vice President and Chief Financial Officer of The Coca-Cola Company, have each executed a Statement Under Oath of Principal Executive Officer and Principal Financial Officer Regarding Facts and Circumstances Relating to Exchange Act Filings. These Statements were delivered to the Commission on August 13, 2002, and are attached as Exhibits to this Report on Form 8-K.

              On August 13, 2002, the Company filed with the Securities and Exchange Commission its Quarterly Report on Form 10-Q for the period ending June 30, 2002. In connection with such report, the Company submitted to the Securities and Exchange Commission the Certifications of the Principal Executive Officer and the Principal Financial Officer of the Company as required pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Each of the foregoing Certifications are attached as Exhibits to this Report on Form 8-K.



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



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                     THE COCA-COLA COMPANY
                                         (REGISTRANT)



Date:  August 13, 2002          By: /s/ GARY P. FAYARD
                                    ------------------
                                        Gary P. Fayard
                                        Senior Vice President and
                                        Chief Financial Officer



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





                                  EXHIBIT INDEX



 Exhibit No.
 -----------

    99.1 Statement Under Oath of Principal Executive Officer and Principal Financial Officer Regarding Facts and Circumstances Relating to Exchange Act Filings executed by Douglas N. Daft, Chairman of the Board of Directors and Chief Executive Officer of The Coca-Cola Company

    99.2 Statement Under Oath of Principal Executive Officer and Principal Financial Officer Regarding Facts and Circumstances Relating to Exchange Act Filings executed by Gary P. Fayard, Senior Vice President and Chief Financial Officer of The Coca-Cola Company

    99.3 Certification Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 executed by Douglas N. Daft, Chairman of the Board of Directors and Chief Executive Officer of The Coca-Cola Company

    99.4 Certification Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 executed by Gary P. Fayard, Senior Vice President and Chief Financial Officer of The Coca-Cola Company